Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events

12. Subsequent Events

On January 1, 2024, the Company amended and consolidated all the existing promissory notes payable to the trust controlled by the Company’s Chairperson, President and majority stockholder into one single note in the principal sum of $2,212,000. The principal amount of $2,212,000 and any unpaid accrued interest shall be due and payable January 4, 2026 (the “Maturity Date”).  Interest shall accrue on the outstanding principal amount beginning on January 1, 2024, at the rate of five percent (5%) per annum, simple interest, and shall continue on the outstanding principal until paid in full. Interest due under this Amended and Consolidated Promissory Note (the “Note”) shall be paid by the Company with the principal amount and will be paid in one balloon payment on the Maturity Date as set forth herein.